Bankwell Financial Group 4Q19 Investor Presentation

Safe Harbor This presentation may contain certain forward-looking statements about Bankwell Financial Group, Inc. (the “Company”). Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. 2

4Q19 & Total Year Highlights

Highlights • Reported 4Q19 Net Income of $3.47 million, or $0.44 earnings per share • Reported 2019 Net Income of $18.22 million, or $2.31 earnings per share • Improved deposit pricing and mix: • Reduced rates on key Consumer and Business deposit products • Continued growth in non-interest bearing accounts from successful Treasury Management efforts • Reduced reliance on wholesale funding to 20.6% of our balance sheet1 • Capitalizing on our Liability-sensitive balance sheet • In 4Q19, loan growth was $40 million, a 10% annualized growth rate • Prepayments continue, although at a slower pace than previous quarters • The orderly resolution of the “Quarry Loans”2 continues according to plan; SBA Guarantee claim submitted; collection pending • The Company declared an increase to the 1Q20 dividend to $0.14 per share 1 Wholesale ratio includes Brokered deposits, National Listing Service CDs (NLS) and FHLB Borrowings; calculated on Bank balances (not consolidated) 2 See BWFG’s 4Q’18 Earnings Release and related Investor Presentation for “Quarry Loans” background 4

4Q19 Performance

4Q19 Results Quarter Year to Date • Net Income $3.5 million $18.2 million Profitability • Return on Average Assets 0.73% 0.97% • Return on Average Equity 7.68% 10.20% • $1.6 billion of gross loans Balance Sheet • $1.5 billion of deposits • $12 million of assets per employee • Dividend of $0.13 per share paid Tier 1 Leverage 10.99% Capital • $23.15 Tangible Book Value CET1 / RWA 12.53% Total Capital / RWA 13.35% • Considered “Well Capitalized”1 1 Ratios presented represent Bank ratios; presented ratios are preliminary, subject to finalization of the FDIC Call Report 6

4Q Consolidated Statement of Income Dollars in millions 2019 2018 QoQ1 Notes Total Interest Income $19.9 $21.5 $(1.6) Net Interest Income 2019 has lower fee income Total Interest Expense $7.1 $7.1 $0.0 associated with loan prepayments Net Interest Income $12.9 $14.5 $(1.6) Provision for Loan Losses 2018 includes impact of Quarry Provision for Loan Losses $0.3 $2.8 $(2.5) Loans charge-off Non Interest Income Net Interest Income after Provision $12.6 $11.7 $0.9 Increased gains on loan sales in 2019, Non Interest Income $1.0 $0.6 $0.4 driven by higher volume of loans sold Non Interest Expense Non Interest Expense $9.2 $8.8 $0.4 Increases in salaries & employee Pre-Tax Income $4.4 $3.5 $0.9 benefits expense (due to increased FTEs) and in occupancy and Income Tax Expense $0.9 $0.2 $0.7 equipment expense (due to increased technology investments) Reported Net Income $3.5 $3.3 $0.2 offset by reduced spend in professional services and marketing EPS $0.44 $0.41 $0.03 expenses 1 Variances are rounded based on actual whole dollar amounts 7

TY Consolidated Statement of Income Dollars in millions 2019 2018 QoQ1 Notes Total Interest Income $82.9 $80.1 $2.9 Net Interest Income 2019 growth in interest income Total Interest Expense $29.2 $23.7 $5.4 driven by fees associated with loan prepayments more than offset by Net Interest Income $53.8 $56.3 $(2.6) increased funding costs Provision for Loan Losses $0.4 $3.4 $(3.0) Provision for Loan Losses 2018 includes impact of Quarry Net Interest Income after Provision $53.3 $52.9 $0.4 Loans charge-off Non Interest Income $5.2 $3.9 $1.3 Non Interest Income 2019 increase driven by increased Non Interest Expense $35.6 $35.6 $0.0 gains on loan sales and fees related to loan-related Swaps Pre-Tax Income $22.9 $21.2 $1.8 Income Tax Expense $4.7 $3.7 $1.0 Reported Net Income $18.2 $17.4 $0.8 EPS $2.31 $2.21 $0.10 1 Variances are rounded based on actual whole dollar amounts 8

4Q Consolidated Balance Sheet 1 Dollars in millions 4Q19 4Q18 V Notes Cash & Cash Equivalents $78 $78 $0 All Other Assets Investment Securities $101 $117 $(16) Change in lease accounting standards now requires on Loans Receivable, net $1,589 $1,587 $2 balance sheet recognition of leases All Other Assets $114 $92 $22 Total Deposits Total Assets $1,882 $1,874 $9 Wholesale deposits down Total Deposits $1,492 $1,502 $(10) $37 million, year to date FHLB Advances & Other Borrowings $175 $185 $(10) Other Liabilities Change in lease accounting Other Liabilities $33 $12 $21 standards now requires on balance sheet recognition Total Liabilities $1,700 $1,699 $1 of leases Equity $182 $174 $8 Total Liabilities & Equity $1,882 $1,874 $9 1 Variances are rounded based on actual whole dollar amounts 9

Financial Performance Trends 1 Net Income Revenue $60.2 $59.0 $59.0 $51.8 $46.3 $34.7 Dollars in millionsin Dollars $18.2 $17.4 $12.4 $13.8 $9.0 $4.6 2014 2015 2016 2017 2018 2019 EPS $0.78 $1.21 $1.62 $1.782 $2.21 $2.31 Efficiency Ratio 68.7% 62.3% 56.5% 54.9% 59.2% 60.2% NIM 3.84% 3.77% 3.54% 3.30% 3.18% 3.03% Non Interest Exp / Assets 2.94% 2.42% 2.03% 1.88% 1.93% 1.90% 1 Revenue is defined as Net Interest Income and Non Interest Income 2 4Q’17 EPS reduced by $0.26 due to the impact of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items; on a 10 “core” basis, 2017 EPS is $2.03, please refer to BWFG’s 4Q’17 Earnings Release for further detail

Financial Snapshot Dollars in thousands, except per share data 2014 2015 2016 20171 2018 2019 Total assets $1,099,531 $1,330,372 $1,628,919 $1,796,607 $1,873,665 $1,882,182 Net loans $915,981 $1,129,748 $1,343,895 $1,520,879 $1,586,775 $1,588,840 Loans to deposits 110.7% 109.1% 105.6% 110.1% 106.4% 107.1% Efficiency ratio 68.7% 62.3% 56.5% 54.9% 59.2% 60.2% Non interest expense / Avg. assets 2.94% 2.42% 2.03% 1.88% 1.93% 1.90% Net interest margin 3.84% 3.77% 3.54% 3.30% 3.18% 3.03% Total capital to risk weighted assets 13.55% 13.39% 12.85% 12.19% 12.50% 13.35% Return on average equity 5.13% 6.76% 8.94% 8.93% 10.19% 10.20% Tangible book value per share $16.35 $17.43 $18.98 $20.59 $22.06 $23.15 Net interest income $31,660 $42,788 $49,092 $54,364 $56,326 $53,761 Net income $4,568 $9,030 $12,350 $13,830 $17,433 $18,216 EPS (fully diluted) $0.78 $1.21 $1.62 $1.78 $2.21 $2.31 1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail 11

Impact of Hedging on Tangible Book Value • Bankwell actively manages interest rate risk related to its funding sources with interest rate swaps • The interest rate swaps are marked to market each quarter, with the unrealized gains or losses recognized in other comprehensive income • In 2019, falling long term interest rates have increased the unrealized loss positions on Bankwell’s interest rate swaps, negatively impacting TBV by $1.13 / share • In 4Q19, favorable movement in long term interest rates contributed $0.48 to TBV • As long term rates rise, the impact to other comprehensive income is reversed Tangible Book Value (TBV) Per Share Walk $2.31 Bankwell’s interest rate $0.43 $23.15 swaps will cause $0.52 $22.06 decreases to other $1.13 comprehensive income in a falling rate environment and increases in a rising rate environment 2018 Net Income Dividends Int Rate Swaps All Other 1 2019 1 All Other includes items such as, but not limited to, changes in unrealized gain/loss of securities, accounting rule changes (new lease standard) and changes in share count 12

Select Trends and Outlook

Loan Portfolio Trends Dollars in millions Loan Volume $409 Originations • Fueled by strong originations in Fundings 4Q19, loan balances grew $40 $311 $308 $312 million, or +10% annualized growth $211 $216 • The incremental impact of the $40 million loan growth on 2020 core earnings is ~$0.12 EPS • 4Q19’s loan growth contributed '15 - '17 Avg 2018 2019 to a slightly larger provision for loan loss expense, impacting the 2019 by Quarter quarter by ~($0.01) EPS $93 $92 $75 $69 $62 $60 $52 • 2020 net loan growth budgeted $26 to be approximately 5% 1Q 2Q 3Q 4Q 14

Loan Portfolio Trends Dollars in millions Loan Portfolio Yields • Bankwell committed to disciplined loan $1,800 5.00% pricing to defend portfolio yield 4.48% 4.64% 4.58% $1,700 4.38% 4.50% $1,605 $1,604 • 2019 originations at a ~4.90% yield, $1,600 $1,543 4.00% with 4Q19 originations yields of $1,500 ~4.70% 3.50% $1,400 $1,366 3.00%• Minimal impact expected on 2020 $1,300 portfolio yields: 2.50% $1,200 $1,100 2.00% ̶ < 10% variable rate loans $1,000 1.50% ̶ Only ~$50 million of fixed rate 2016 2017 2018 2019 loans have rate reset dates in 1 2 Gross Loan Balance Portfolio Yield 2020 1 Weighted average yield based on active loans as of 12-31 for each of the respective years 2 Some fixed rate loans have a contractual interest rate reset after 3 or 5 years (as examples), prior to maturity 15

Loan Portfolio Trends Dollars in millions Loan Prepayments $184 • 2019 reflects largest prepayment amounts $33 and fees in Bankwell’s history $119 $27 • Prepayment fees vary from loan to loan 4Q $62 $71 and are subject to deal terms and age of loan 3Q $17 • 2020 assumes prepayments and related 2Q $33 $53 1Q $7 fees will revert to 2018 levels 2018 2019 Qtr Average $30 $46 • 4Q19 fees well below quarterly average Prepayment Fees collected ($MMs) for last 2 years, negatively impacting EPS 1Q $0.01 $1.10 ~($0.02) 2Q $0.26 $1.04 3Q $0.04 $0.51 4Q $0.99 $0.10 TY $1.30 $2.75 16

Deposit Mix & Pricing Trends Dollars in millions Deposit Mix Treasury Management Balances1 2018 2019 $108 11.5% 12.8% $83 $70 $71 $53 88.5% 87.2% Non Int Bearing Int Bearing Wholesale Ratio2 23.4% 20.6% 2015 2016 2017 2018 2019 • 2019 core deposits reached $1.25 billion, a record high • Treasury Management balances1 grew to $108 million, or 31% YoY growth • Treasury Management growth enabling retirement of costly wholesale deposits • Ongoing improvement in mix enabling lower 2020 deposit costs Successful Treasury Management program drives favorable deposit mix 1 Non-interest bearing balances only 2 Wholesale ratio includes Brokered deposits, National Listing Service CDs (NLS) and FHLB Borrowings; calculated on Bank balances (not 17 consolidated)

Deposit Mix & Pricing Trends Cost of Deposits • Liability-sensitive balance sheet well 1.66% positioned to capture benefits of 1 ≤ 1.50% lower short-term rates 1.30% 0.93% • Lowered rates on Money Market, Savings and Retail CDs in September 2019 & December 2019 • The carry-through impact of the 2019 pricing changes on 2020 core 2017 A 2018 A 2019 A 2020 E earnings is ~$0.12 EPS 1 Assumes a static-rate environment 18

Net Interest Margin Trends

Net Interest Margin Components

Expressed as % of total earning assets

	2018 A	2019 A	2020 E
Income on Earning Assets	~4.51%	~4.67%	~4.50%
Interest Expense	~(1.33%)	~(1.64%)	≤(1.50%)
Net Interest Margin	***~3.18%***	***~3.03%***	***~3.00%***
2019 Prepayment Fees adjusted to 2018 levels[1]	--	~ (8 bps)	--
"Core" Net Interest Margin	**~3.18%**	**~2.95%**	**~3.00%**

- 2019 Net interest Margin ("NIM") contracted primarily due to increased funding costs
- 2019 contraction tempered by record-high loan prepayment fees
- Adjusting for normalized prepayment fees, 2019's "core" NIM below 3%
- 2020 "core" NIM forecasted to expand, given favorable movement in funding costs

"Core" NIM anticipated to improve by ~5 basis points in 2020

[1] See slide 16 for additional detail on loan prepayments

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Loan Sale Trends Dollars in millions Gains on SBA Loan Sales • Continued focus on Bankwell’s SBA program driving income $1.7 from loan sales $0.4 • Lower than average gains in 4Q19 impacting the quarter $1.0 by ~($0.01) EPS $0.7 4Q $0.1 3Q $0.2 • Continued growth from SBA program anticipated in 2020 2Q $0.3 $0.6 1Q $0.3 $0.03 2018 A 2019 A 2020 E Successful SBA program drives gains on loan sales 20

Credit Update Dollars in thousands Non Performing Loans / Gross Loans 0.66% 0.88% SBA-guaranteed 0.29% portion of NPLs 0.66% 0.36% 0.37% Core NPL exposure 2017 2018 2019 $000s NPLs $5,481 $14,082 $10,588 Quarry Loans1 $0 $6,943 $1,863 2019 Detail • The Quarry Loans1 credit issue from 2018 is essentially resolved; remaining balance 100% guaranteed by the SBA • An additional $2.8 million of non-performing loan balances are also SBA-guaranteed Receipt of SBA guarantee will reduce NPLs by 29 basis points 1 See BWFG’s 4Q’18 Earnings Release and related Investor Presentation for Quarry Loans background 21

Credit Update Dollars in millions • The allowance for loan loss (“ALLL”) methodology was updated in 2017 to 1 Impact of ALLL Methodology Change include peer group historical loss data, Annual impact on BWFG’s Loan Loss Provision due to increasing reliance on quantitative 2017 methodology change and subsequent application measures, as Bankwell had limited historical losses $4.4 • Broadly, the updated methodology has lowered the general reserve percentage for each of the past 3 years, $2.1 as the roll forward of the lookback period replaces higher post-financial $1.3 ~ $1.0 crisis historical loss periods with current periods containing lower losses • Methodology impact in 2020 expected 2017 A 2018 A 2019 A 2020 E to be approximately half of 2019 EPS Impact2 $0.11 $0.45 $0.21 ~$0.10 • 2020 impact does not account for loan growth, changes in mix, specific reserves or charge offs 1 Amounts represent pre-tax values 2 The corporate tax rate changed from 35% (applied in 2017) to 21% (applied in 2018 onwards) 22

Loan & Deposit Overview

Loans & Deposits Dollars in millions Loans Deposits $1,502 $1,492 $1,600 $1,800 $1,605 $1,604 $1,398 $1,543 $53 $1,289 $1,400 $1,600 $1,366 $177 $1,047 $627 $1,400 $1,148 $170 $1,200 $1,200 $930 $1,000 $835 $1,000 $800 $800 $959 $419 $600 $600 $400 $184 $400 $99 $200 $147 $200 $262 $0 $0 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Commercial Lines of Credit Commercial & Industrial Checking Savings Money Market Time Deposits Commercial Mortgage O/O Commercial Mortgage Construction Residential Mortgages/Consumer Strong long-term growth 24

Loan Portfolio Consumer Loans / Other 0.62% Commercial Const. Residential • Portfolio oversight 6.14% 8.55% provided by team of 13 skilled credit analysts and C&I portfolio managers, most 14.34% with > 20 years’ experience • Concentration actively managed, with no single relationship representing CRE Owner more than 5.42% of total Occupied 10.59% loan volume at December 31st, 2019 CRE Investor 59.75% 25

CRE Loan Portfolio 1 Dollars in millions Special Use Industrial 3.13% Warehouse Retail Composition $ % 11.23% Retail2 $188 59.59% Grocery $73 23.26% Mixed Use Retail 9.89% 27.99% Pharmacy $27 8.49% Gas / Auto Services $14 4.56% Restaurant $13 4.10% MultiFamily Total Retail $316 100.00% 11.26% • Average deal size is $2.2MM Residential 2.73% Other Office Composition $ % 3.91% Office (primarily suburban) $240 71.17% Medical $95 28.22% Office 29.86% Condo $2 0.62% • Property Type mix continues to show well diversified exposure Total Office $337 100.00% • Average deal size is $2.4MM • ~ 50% of all CRE loans have recourse3, non recourse loans generally require lower LTV and higher DSC 1 Includes Owner Occupied CRE, does not include Construction 2 Comprised primarily of neighborhood and convenience centers, typically characterized by: size up to 125,000 sq. ft.; convenience and service oriented 26 3 Based on dollar volume

CRE Loan Portfolio 1 Geography Distribution CRE to Risk Based Capital Ratio MS GA 1.54% 480% 1.48% 471% 473% NC All Other 1.61% PA 9.24% 440% 1.75% NY 12.74% CT 71.64% 2016 2017 2018 2019 • Proven track record as CRE Lender with strong risk management practices in place • Continued focus in primary market of the tri-state area • CRE Retail loans have an average LTV of less than (CT/NY/NJ) but maintaining diversification by following 60% and an average DSCR of at least 1.7x strongest customers to growth markets • No significant exposure to any one retailer and no • Of the CT-based loans, 63% are in Fairfield County2 exposure to bankrupt retailers 1 Includes Owner Occupied CRE, does not include Construction 2 Based on dollar volume 27

Bankwell History & Overview

Bankwell’s Milestones $0 $0.2B $1.1B $1.9B Assets Founded The Bank Founded third bank, Bankwell acquired Opened 3 new of New Canaan Stamford First Bank, a Quinnipiac Bank & branches in division of The Bank of Trust Company Fairfield County New Canaan 2002 2010 2014 2018 2008 2013 2016 2019 Founded second The banks merge Named a “Top 100 5 Year anniversary bank, The Bank of into “Bankwell”; Best Performing of BWFG on Fairfield Acquires The Community Bank”1 NASAQ Wilton Bank Bankwell stock price grew 60% since May 2014 IPO2 1 Bankwell was named one of the “Top 100 Best Performing Community Banks of 2016” between $1 billion and $10 billion in assets nationwide based on certain metrics for the year ended December 31, 2016 by S&P Global Market Intelligence 29 2 as of December 31st, 2019

Bankwell Profile

Company Overview

NASDAQ: BWFG

- Connecticut-based $1.9 billion bank, with focus on CRE and C&I lending
- 12 existing branches in Fairfield & New Haven Counties
- Excluding the 3 branches opened in 2Q18, BWFG has $159 million deposits per branch; highest in Fairfield & New Haven Counties[1]
- Our core market of Fairfield County (the Bridgeport-Stamford-Norwalk MSA) is the premier Connecticut location, highlighted by:



Existing branches (12)
Fairfield County
New Preston
Washington
Bethlehem
Thomaston
Bristol
New Milford
Roxbury
Woodbury
Waterbury
Southbury
Brookfield
Danbury
Bethel
Newtown
Monroe
Redding
Ridgefield
Weston
Easton
Trumbull
Bridgeport
Fairfield
Westport
Norwalk
Darien
Stamford
Greenwich
New Canaan
Wilton
Milford
New Haven
North Haven
Hamden
Woodbridge
Seymour
Ansonia
Derby
Naugatuck
Cheshire
Wallingford
Meriden
North Branford

+ Second most affluent MSA in the Nation in per capita personal income (PCPI)[2]
+ 4 of the top 25 wealthiest towns in the U.S.[3]
+ Headquarters of 9 Fortune 500 companies[4]
+ Home to the two largest hedge funds in the U.S.[5]

[1] Source: S&P Global Market Intelligence's *Branch Competitors & Pricing Report* as of 6/30/19, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)

[2] Source: Bureau of Economic Analysis' *Metropolitan Area Table*, contained within the *Local Area Personal Income, 2018* news release 11/14/19

[3] Source: Bloomberg: *These Are the Wealthiest Towns in The U.S.*, 2/13/19

[4] Source: Fortune.com: *2019 Fortune 500*

[5] Source: Business Insider: *The 10 Biggest Hedge Funds in the U.S.*, 5/18/18

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Why Bankwell?

Growth

- Proven track record of quality loan originations
- Tangible Book Value growth of 42% since May 2014 IPO[1]
- Operates in premiere markets

Performance

- Stock price up 60% since May 2014 IPO[1]
- Strong Net Income growth; quarterly dividends paid since 4Q15
- Capital ratios put BWFG well above "well capitalized"


Bankwell™
Outperformed KBW Regional Banking Index by 6% since '14 IPO[1]

Risk Management

- Strong credit culture; prudent, conservative credit standards
- Historically low NPLs / NPAs with low charge-offs
- Diverse product experience in CRE, C&I, Residential & Consumer

Management

- Performance-driven, highly experienced Management Team
- Strong BOD comprised of a broad cross-section of Subject Matter Experts
- ~16% "Insider Ownership" of the Bank[1,2]

[1] as of December 31st, 2019
[2] Insider Ownership defined as current BWFG Board Members and Executive Management team

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Management Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke President & CEO *(since 2015)*	25+	• Founding investor of Bankwell's precursor, Bank of New Canaan, member of BoD and ALCO Committee 2009 to 2012 • 20 year Investment Banking career focused on financial institutions, securitizations and interest rate risk management • Management positions include Chief Operating Officer of Greenwich Capital Markets
Penko Ivanov EVP & CFO (*since 2016*)	25+	• Previous CFO roles with Darien Rowayton Bank & Doral Bank's US Operations • Proven track record in building, improving and overseeing all areas of Finance, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functions • Prior experience includes 8 years with GE Capital in various finance roles
Heidi S. DeWyngaert[1] EVP & Chief Lending Officer (*since 2004*)	30+	• Previously at Webster Bank, managing the Fairfield County Commercial Real Estate group • 10 years as Vice President for CRE at First Union National Bank
Christine A. Chivily EVP & Chief Risk & Credit Officer (*since 2013*)	30+	• Previously a Risk Manager for CRE and C&I at Peoples United Bank • SVP/Senior Credit Officer at RBS Greenwich Capital Markets (11 years); Director - Northeast Region, Multifamily at Freddie Mac (5 years); Manager, Loan Servicing - Distressed Assets at M&T Bank
Laura J. Waitz EVP & Chief of Staff (*since 2017*)	30+	• Previously Senior Managing Director, Global Head of Human Resources at The Blackstone Group (9 years) • Also at Citi Alternative Investments as MD & Global Head of Compensation & at Deutsche Bank as Head of Compensation (Americas) & as Global Compensation Mgr. for Private Equity & Investment Bank

Experienced management team with a diverse, non-community banking background

[1] Ms. DeWyngaert retired on 12-31-19 from Bankwell Financial Group and will remain as an Advisor to assist during the transition

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Thank You & Questions